UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 16, 2022
Date of Report (Date of earliest event reported)

OCULUS VISIONTECH INC.
(Exact name of registrant as specified in its charter)

Wyoming	0-29651	06-1576391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 – 837 West Hastings Street Vancouver, British Columbia, Canada	V6C 3N6
(Address of principal executive offices)	(Zip Code)

(604) 685-1017
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common
Common stock - no par value	OVTZ	Over The Counter Bulletin Board
Preferred stock - no par value	N/A	N/A
Common stock - no par value	OVT	TSX Venture Exchange
Common stock - no par value	USF1	Frankfurt Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
__________

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.07.         Submission of Matters to a Vote of Security Holders

Results of the Annual General Meeting

An Annual General Meeting of Shareholders (the “AGM”) of the Company was held on September 15, 2022 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 60,059,026 shares (65.69% of the 91,422,569 issued and outstanding shares of the Company entitled to vote as of the July 19, 2022 record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted at the AGM with respect to that agenda item.

Agenda Item 1.                  To elect six directors:

Nominee	For		Withheld
Anton J. Drescher	52,854,781	(99.41%)	313,774	(0.59%)
Fabrice Helliker	52,862,225	(99.42%)	306,330	(0.58%)
Maurice Loverso	52,853,095	(99.41%)	315,460	(0.59%)
Rowland Perkins	52,855,999	(99.41%)	312,556	(0.59%)
Tom Perovic	52,943,471	(99.58%)	225,084	(0.42%)
Ron Wages	52,840,713	(99.38%)	327,842	(0.62%)

There were 6,890,471 broker non-votes with respect to the election of directors. Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had not other effect on the election of directors.

Agenda Item 2.                  To ratify the appointment of Davidson & Company LLP, Chartered Professional Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
59,902,003	(99.74%)	102,109	(0.17%)	54,914	(0.09%)

There were no broker non-votes with respect to this agenda item. Abstentions were counted for purposes of determining the presence or absence of a quorum, and abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item.

Agenda Item 3.                  To approve the adoption of the Company’s Omnibus Equity Incentive Compensation Plan. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
52,069,682	(97.93%)	367,182	(0.69%)	731,691	(1.38%)

There were 6,890,471 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

Agenda Item 4                  To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
52,295,899	(98.36%)	137,447	(0.26%)	735,209	(1.38%)

There were 6,890,471 broker non-votes with respect to this agenda item. Broker non-votes and abstentions were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be “votes cast” and had the same effect as a vote against this agenda item. Broker non-votes were not deemed to be “votes cast”, and therefore had no effect on the vote with respect to this proposal.

SECTION 7 – REGULATION FD

Item 7.01         Regulation FD Disclosure

On September 15, 2022 the Company issued a news release to announce the results of the 2022 Annual General Meeting (“AGM”). The AGM was held on September 15, 2022 in Vancouver, British Columbia. All resolutions put forward at the meeting were approved by shareholders. A total of 60,059,026 common shares, representing 65.69% of the votes attached to all outstanding shares as at the record date of the meeting, were represented at the AGM. The following individuals were elected, by ballot, as directors of the Company: Anton J. Drescher, Fabrice Helliker, Maurice Loverso, Rowland Perkins, Tom Perovic, and Ron Wages.

The detailed results of voting by ballot in respect of the election of directors were as follows:

	Votes For (#)	Votes For (%)	Votes Against or Withheld/Abstain (#)	Votes Against or Withheld/Abstain (%)
Election of Anton J. Drescher	52,854,781	(99.41%)	313,774	(0.59%)
Election of Fabrice Helliker	52,862,225	(99.42%)	306,330	(0.58%)
Election of Maurice Loverso	52,853,095	(99.41%)	315,460	(0.59%)
Election of Rowland Perkins	52,855,999	(99.41%)	312,556	(0.59%)
Election of Tom Perovic	52,943,471	(99.58%)	225,084	(0.42%)
Election of Ron Wages	52,840,713	(99.38%)	327,842	(0.62%)
Appointment of KWCO, PC as Auditor	59,902,003	(99.74%)	157,023	(0.17%)
Omnibus Plan	52,069,682	(97.93%)	1,098,873	(1.20%)
Executive Compensation	52,295,899	(96.36%)	872,656	(0.95%)

Note: Routine US broker-vote shares voted without beneficial owner instructions are only eligible to vote for the appointment of auditors. Accordingly, 6,890,471 common shares were represented by proxy, but not voted.

By a resolution unanimously passed, Davidson & Company LLP, Chartered Professional Accountants, were appointed as the auditors for the Company for the fiscal year ending December 31, 2022 and, in accordance with the Articles of the Company, the directors were authorized to fix the auditors remuneration.

By a resolution, the shareholders unanimously ratified and approved the Company’s Omnibus Equity Incentive Compensation Plan.

By a resolution, the shareholders unanimously passed, on an advisory basis, the compensation of the Named Executive Officers.

The detailed “Report of Voting Results” on all resolutions for the Company’s AGM is available on the Company’s website, in the Company’s Current Report on Form 8-K as filed with the United States Securities and Exchange Commission available under the Company’s profile on EDGAR or upon request by contacting the Company’s Corporate Secretary at (604) 685-1017.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 8 –         OTHER EVENTS

Item 8.01         Other Events

On September 15, 2022, the Company’s Board of Directors convened a meeting immediately following the AGM and reappointed the following officers:

Roland Perkins              President and Chief Executive Officer;

Anton J. Drescher         Corporate Secretary and Chief Financial Officer.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits

(d)                  Exhibits

Exhibit	Description
99.1	News Release dated September 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

__________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULUS VISIONTECH INC.
DATE: September 16, 2022	By: /s/Anton J. Drescher Anton J. Drescher Corporate Secretary and CFO

__________